EXHIBIT 32      Certification Pursuant to Title 18, United States
          Code, Section 1350, as Adopted Pursuant to Section  906
          Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Karma Media, Inc. ("Karma Media") on Form 10-QSB for the three-month period ended September 30, 2003, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Dominique Einhorn, President and Chief Executive Officer of Karma Media, and I, Mike Markwell, Principal Financial Officer of Karma Media, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
  13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Karma Media

Date: November 12, 2003

/s/ Dominique Einhorn
---------------------
Dominique Einhorn
President and Chief Executive Officer

Date: November 12, 2003

/s/ Mike Markwell
-------------------
Mike Markwell
Principal Financial Officer